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EXHIBIT  10.56

           LIMITED WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

      This LIMITED WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Waiver and Amendment") is entered into as of this 18th day of October, 2004, by NAVARRE CORPORATION, a Minnesota corporation ("Borrower"), the Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (the "Agent") for itself and the Lenders under and as defined in the Credit Agreement (as hereinafter defined), and the Lenders. Unless otherwise specified herein, capitalized terms used in this Waiver and Amendment shall have the meanings ascribed to them by the Credit Agreement.

                                    RECITALS

      WHEREAS, the Borrower, the Credit Parties, the Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement, dated as of June 18, 2004 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

      WHEREAS, the Borrower, the Credit Parties, the Agent and the Lenders have agreed to waive and amend certain provisions of the Credit Agreement as herein set forth.

      NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Credit Parties, the Agent, and Lenders hereby agree as follows:

SECTION 1. LIMITED WAIVER. As long as Borrower complies with the Maximum Capital Expenditures covenant set forth in clause (a) of Annex G to Credit Agreement (as in effect after giving effect to this Waiver and Amendment and as may be further amended, supplemented or otherwise modified after the date hereof) for the Fiscal Year ending on or about March 31, 2005, the Agent and the Lenders hereby waive any breach or violation of the Credit Agreement (and any resulting Event of Default) which has occurred solely as a result of the failure of Borrower to comply with the Maximum Capital Expenditures covenant set forth in clause (a) of Annex G to Credit Agreement for the Fiscal Year ending on or about March 31, 2005 (the "Specified Default").

SECTION 2. AMENDMENTS.

      (a) Section 6.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            "6.2. Investments; Loans and Advances. No Credit Party shall make or permit to exist any investment in, or make, accrue or permit to exist loans or advances of money to, any Person, through the direct or indirect lending of money, holding of securities or otherwise, except that: (a) Borrower, Encore Software and BCI Eclipse may hold

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      investments comprised of notes payable, or stock or other securities issued by Account Debtors to Borrower, Encore Software or BCI Eclipse, as applicable pursuant to negotiated agreements with respect to settlement of such Account Debtor's Accounts in the ordinary course of business, so long as the aggregate amount of such Accounts so settled by Borrower, Encore Software and BCI Eclipse does not exceed $500,000 (in the aggregate for Borrower, Encore Software and BCI Eclipse combined); (b) each Credit Party may maintain its existing investments in its Subsidiaries as of the Closing Date; (c) Borrower may maintain Eligible Certificate of Deposits;
      (d) so long as no Default or Event of Default has occurred and is continuing and there is no outstanding Revolving Loan or Acquisition Loan balance, Borrower may make investments, subject to Control Letters in favor of Agent for the benefit of Lenders or otherwise subject to a perfected security interest in favor of Agent for the benefit of Lenders, in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than one year from the date of creation thereof issued by
      (A) the Business Bank, a Minnesota corporation, or (B) commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $300,000,000 and having a senior unsecured rating of "A" or better by a nationally recognized rating agency (an "A Rated Bank"), (iv) time deposits maturing no more than 30 days from the date of creation thereof with A Rated Banks and (v) mutual funds that invest solely in one or more of the investments described in clauses (i) through (iv) above; (e) Borrower, Encore Software and BCI Eclipse may provide advances to Vendors described in Part A of Disclosure Schedule 6.2; (f) Borrower, Encore Software and BCI Eclipse may provide advances to Vendors so long as (i) at the time of each such advance the Borrowing Availability immediately after giving effect to such advance is at least $20,000,000, (ii) the aggregate outstanding amount of advances to Vendors permitted solely pursuant to
      Section 6.2(e) and this Section 6.2(f) does not exceed $15,000,000 at any time and (iii) with respect to each advance to a Vendor to be made by Encore Software or BCI Eclipse, immediately after giving effect thereto the Borrower would be permitted to make at least $500,000 of additional advances to Encore Software or BCI Eclipse, as applicable pursuant to
      Section 6.2(i) hereof (provided, however, that the amount set forth in this Section 6.2(f) shall be reduced from time to time by the amount of advances to Vendors otherwise permitted by Section 6.2(e) and/or Section 6.2(f) which have been written off as uncollectible in accordance with Borrower's policies and as determined in accordance with GAAP to the extent that the amount of such write off has not caused a reduction in the EBITDA of Borrower in the fiscal period such write off is taken; (g) Borrower may provide advances to Vendors described in Part B of Disclosure
      Schedule 6.2; (h) Borrower may provide advances by a Credit Party to its employees expressly permitted by Section 6.4(b) hereof; (i) Borrower may make loans to Encore Software in an aggregate outstanding principal amount not to exceed, at any time, $10,000,000; (j) the Borrower may make loans to BCI Eclipse in an aggregate outstanding principal amount not to exceed, at any time, $5,000,000; (k) the Borrower may (i) make one or more loans (each a "Mix & Burn Loan") to Mix & Burn, Inc., a

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      Minnesota corporation ("Mix & Burn") pursuant to that certain Amended and
      Restated Discretionary Revolving Loan Agreement and that certain Second Discretionary Revolving Loan Agreement, each dated as of June 29, 2004, between the Borrower and Mix & Burn and those certain Amended and Restated Promissory Note, Promissory Note, each dated as of June 29, 2004, Promissory Note, dated on or about October 18, 2004, by Mix & Burn in favor of Borrower, and any additional promissory notes executed from time to time by Mix & Burn in favor of Borrower (each a "Mix & Burn Promissory Note"), as long as (a) the aggregate principal amount of all such Mix & Burn Loans does not exceed $2,500,000, (b) the Mix & Burn Loans are fully secured by fully perfected first priority Liens in and to all or substantially all of the assets of Mix & Burn pursuant to that certain Amended and Restated Security Agreement dated as of June 29, 2004 between the Borrower and Mix & Burn (the "Mix & Burn Security Agreement"), and (c) Borrower has granted to Agent, for itself and the benefit of Lenders, fully perfected first priority Liens, pursuant to documentation in form and substance satisfactory to Agent, in and to the Mix & Burn Promissory Notes, the Liens granted to Borrower under the Mix & Burn Security Agreement, all of the Stock owned by Borrower from time to time in Mix & Burn whether (1) Borrower has acquired such Stock as a result of the conversion of the Mix & Burn Promissory Notes into equity, (2) consisting of warrants issued by Mix & Burn in favor of the Borrower in connection with the Mix & Burn Loans or (3) Borrower has acquired such Stock in any other manner, (ii) own Stock in Mix & Burn issued to Borrower for no additional consideration in connection with the Mix & Burn Loans, (iii) convert the obligations relating to the Mix & Burn Loans into Stock of Mix & Burn and own such Stock on terms and subject to conditions satisfactory to Agent; and (l) other investments not exceeding $100,000 in the aggregate at any time outstanding."

      (b) Clause (a) of Annex G to Credit Agreement is hereby amended and restated to read in its entirety as follows:

            "(a) Maximum Capital Expenditures. Borrower and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

               Period                                Maximum Capital Expenditures per Period
---------------------------------------------        ---------------------------------------
Fiscal Year ending on or about March 31, 2005                      $4,000,000

Fiscal Year ending on or about March 31, 2006                      $3,000,000
and each Fiscal Year ending thereafter

      provided, however, that the amount of permitted Capital Expenditures during any measuring period set forth above shall be increased by the amount of the cash proceeds received during such measuring period from a sale-leaseback of the Minnesota Facility (as long as such sale-leaseback is consented to by Agent) to the extent that the construction of the assets subject to such sale-leaseback were funded with the proceeds of loans under the Construction Loan Agreement or proceeds of the Revolving Loans on or after April 1, 2003."

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SECTION 3. EFFECTIVENESS. The effectiveness of this Waiver and Amendment is subject to the satisfaction of each the following conditions precedent:

      (a) this Waiver and Amendment shall have been duly executed and delivered by the Borrower, the Credit Parties, the Agent and each Lender;

      (b) the Agent shall have received a certified copy of each of (i) that certain Promissory Note, dated on or about October 18, 2004, by Mix & Burn in favor of Borrower (the "October Mix & Burn Promissory Note") and (ii) all related agreements, documents and other instruments executed and/or delivered in connection therewith (collectively, the "Mix & Burn Agreements") and the Mix & Burn Agreements shall be in form and substance satisfactory to Agent;

      (c) the Agent shall have received a Pledge Amendment, in form and substance satisfactory to Agent, executed by Borrower in favor of Agent, pledging the October Mix & Burn Promissory Note, together with an original copy of the October Mix & Burn Promissory Note endorsed to Agent;

      (d) the Borrower shall have paid to the Agent an amendment fee of $5,000 (which fee shall be fully earned and payable on the date hereof); and

      (e) the representations and warranties contained herein shall be true and correct in all respects.

      Notwithstanding the foregoing, the effectiveness of the limited waiver set forth in Section 1 hereof and the amendment set forth in Section 2(b) hereof is only subject to the satisfaction of the conditions precedent set forth in clauses (a), (d) and (e) above.

SECTION 4. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and each Lender to enter into this Waiver and Amendment, each Credit Party hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Waiver and Amendment, that:

      (a) all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Waiver and Amendment (determined as if all references to "Closing Date" were references to October 18, 2004), except to the extent that any such representations and warranties expressly relate to an earlier date;

      (b) the execution, delivery and performance by such Credit Party of this Waiver and Amendment has been duly authorized by all necessary corporate action required on its part and this Waiver and Amendment, and the Credit Agreement is the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

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      (c) Neither the execution, delivery and performance of this Waiver and
Amendment by such Credit Party, the performance by such Credit Party of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Credit Party's certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

      (d) No Default or Event of Default has occurred and is continuing other than the Specified Default.

SECTION 5. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

      (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

      (b) The waiver and amendments set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document,
(ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Waiver and Amendment, each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Waiver and Amendment shall be construed in connection with and as part of the Credit Agreement.

SECTION 6. COSTS AND EXPENSES. As provided in Section 11.3 of the Credit Agreement, the Borrower agrees to reimburse Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Waiver and Amendment.

SECTION 7. GOVERNING LAW. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

SECTION 8. HEADINGS. Section headings in this Waiver and Amendment are included herein for convenience of reference only and shall not constitute part of this Waiver and Amendment for any other purposes.

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SECTION 9. COUNTERPARTS. This Waiver and Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            (signature page follows)

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      IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Waiver and Amendment as of the date first written above.

                                              BORROWER:

                                              NAVARRE CORPORATION

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                              GENERAL ELECTRIC CAPITAL
                                              CORPORATION, AS AGENT AND LENDER

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                       S-1

   [Signature Page to Limited Waiver and Second Amendment To Credit Agreement]

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      IN WITNESS WHEREOF, this Waiver and Amendment has been duly executed as of the date first written above by below Persons in their capacity as Credit
Parties not as Borrower.

                                       ENCORE SOFTWARE, INC., as Credit Party

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       BCI ECLIPSE COMPANY, LLC, as Credit Party

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       S-2

   [Signature Page to Limited Waiver and Second Amendment To Credit Agreement]